Impairment of property, plant and equipment, goodwill, and other intangible assets	12 Months Ended
Dec. 31, 2025
Disclosure of impairment loss and reversal of impairment loss [abstract]
Impairment of property, plant and equipment, goodwill, and other intangible assets	Impairment of property, plant and equipment, goodwill and other intangible assets

Impairments

	$ million
	2025	2024	2023
Impairment losses
Goodwill	161	510	635
Intangible assets other than goodwill	215	319	130
Property, plant and equipment, of which [A]	2,799	3,673	8,182
Exploration and production	881	783	4,820
Manufacturing, supply and distribution	686	1,278	2,785
Other	1,232	1,612	577
Total [B]	3,175	4,502	8,947
Impairment reversals
Intangible assets other than goodwill	—	—	135
Property, plant and equipment, of which [A]	42	333	627
Exploration and production	—	74	528
Manufacturing, supply and distribution	1	114	91
Other	41	145	8
Total [B]	42	333	762
[A]Includes right-of-use assets under leases. (See Note 22).
[B]See Note 7.
Discount rate and other assumptions
The discount rates applied in determining value in use reflect a current market assessment of the time value of money, adjusted for risks not included in forecast cash flows. The discount rate applied is based on a nominal post-tax weighted average cost of capital (WACC), with an indicative rate derived from the following key assumptions:

WACC assumptions

Risk-free rate Derived from benchmark US Treasury yields with maturities that align with the horizon typically applied in deriving equity market risk premiums.
Cost of debt [A]
Derived from observable risk premiums on corporate debt issued by comparable energy companies, using peer yield curves with maturities commensurate with other assumptions, and adjusted for a blended statutory tax rate.

Cost of equity [A]
Calculated per the capital asset pricing model. Equity risk premiums are derived from a range of published sources, adjusted to reflect a beta derived from a peer group of comparable energy companies.

[A]The peer group of comparable energy companies is tailored to reflect relevant integrated power companies (for power activities in the Renewables and Energy Solutions segment) and integrated oil and gas companies (for the rate applied to all other assets). The proportion of debt and equity in the WACC calculation reflects a target gearing ratio, tailored for power activities and oil and gas activities as appropriate.
The key assumptions noted above are subsequently calibrated to construct a reasonable range of expected returns, reflecting potential variability in market participant assumptions. This includes, amongst others, sensitivity adjustments for US Treasury yield maturities, a range of equity risk premium assumptions and the time horizons applied in calculating industry betas. The reasonability of the indicative discount rate is then assessed by reference to this range, to ensure it remains commensurate with the returns expected by market participants.
The rate is reassessed throughout the reporting period, with adjustments made when changes in assumptions applied would lead to a change in an investor's expected rate of return on a portfolio of similar assets. This assessment considers a range of factors, including macroeconomic forecasts, the historical volatility of key assumptions and the level of risking reflected in cash flow forecasts, including the extent to which systemic risks have been reflected in Shell's Operating Plan, which forms the basis of forecast cash flows in determining value in use.
Cash flow projections used in the determination of value in use were made using management's forecasts of commodity prices, market supply and demand, forecast expenditures, potential costs associated with operational GHG emissions, product margins including forecast refining margins, chemical margins and expected production volumes (see Note 2). The level of risking reflected in these assumptions is a consideration in management's assessment of the discount rate to be applied to avoid duplication of systemic and asset-specific risking in calculating value in use and to ensure the discount rate applied is commensurate with risks included in forecast cash flows.
13. Impairment of property, plant and equipment, goodwill and other intangible assets continued
The discount rate applied was a nominal post-tax WACC of 6% (2024: 6%) for the power activities in the Renewables and Energy Solutions segment and a nominal post-tax WACC of 7.5% (2024: 7.5%) for all other businesses. Management assessed the appropriateness of these discount rates in light of continued volatility in benchmark US Treasury yields observed during 2025. Management concluded that the discount rates remain appropriate and materially commensurate with other significant cash flow assumptions.
Recoverable value was predominantly assessed by reference to value in use in segments other than the Renewables and Energy Solutions segment. The pre-tax discount rates applied for value in use impairment testing vary according to the characteristics of the asset, including its useful life and cash flow profiles. The weighted average pre-tax discount rate applied in the recognition of impairment charges during the year was 9.9% for segments other than the Renewables and Energy Solutions segment.
The near-term commodity price assumptions applied in impairment testing were as follows:

Commodity price assumptions [A]

2025	2026	2027	2028	2029
Brent crude oil ($/b)	60	70	70	74
Henry Hub natural gas ($/MMBtu)	3.90	3.80	3.60	3.80

2024	2025	2026	2027	2028
Brent crude oil ($/b)	70	70	70	74
Henry Hub natural gas ($/MMBtu)	3.30	4.00	4.00	4.24
[A]Money of the day.
For periods after 2029, the real-term price assumptions applied were: $70 per barrel (/b) (2024: $70/b) for Brent crude oil, and a linear increase from $3.50 per million British thermal units (/MMBtu) to $4.50/MMBtu in 2049 (2024: $5.00/MMBtu) for Henry Hub natural gas.
Oil and gas price assumptions applied for impairment testing are reviewed and, where necessary, adjusted on a periodic basis. Reviews include comparison with available market data and forecasts that reflect developments in demand such as global economic growth, technology efficiency, policy measures and, in supply, consideration of investment and resource potential, cost of development of new supply and behaviour of major resource holders.
For Renewables and Energy Solutions segment, the recoverable value was determined by reference to fair value less costs of disposal. In determining fair value, adjustments are made to forecast cash flows to reflect assumptions used by market participants. These adjustments predominantly relate to the discount rate applied, commodity price assumptions and where relevant other adjustments to reflect comparable transactions.
Impairments of $0.1 billion were recognised during 2025 in respect of property, plant and equipment, goodwill and other intangible assets for which recoverable value was determined by reference to fair value less costs of disposal. The associated carrying value of these assets at December 31, 2025, was $0.5 billion, relating to assets in Renewables and Energy Solutions.
Impairments of $1.2 billion were recognised during 2024 in respect of property, plant and equipment, goodwill and other intangible assets for which recoverable value was determined by reference to fair value less costs of disposal. The associated carrying value of these assets at December 31, 2024, was $1 billion in Marketing and $0.9 billion relating to assets in Renewables and Energy Solutions. The majority of the assets for which the recoverable value was determined by reference to fair value less costs of disposal were related to assets classified as held for sale (see Note 19).
Goodwill
Goodwill impairments of $161 million in 2025 are mainly recognised in Marketing.
Goodwill impairments of $510 million in 2024 are mainly recognised in Renewables and Energy Solutions, triggered by a portfolio choice regarding renewable generation assets in North America.
Goodwill impairments of $635 million in 2023 were mainly recognised in Renewables and Energy Solutions primarily related to an asset in North America, triggered by annual goodwill impairment testing reflecting factors including the impact of the deteriorated macro-environment.
Property, plant and equipment
Exploration and production
Impairment losses recognised in Exploration and production in 2025 of $881 million mainly related to assets in Integrated Gas ($677 million) and Upstream ($197 million). Impairments recognised in Integrated Gas mainly related to an asset located in Australia, triggered due to lower forecasted commodity price assumptions. Impairment losses recognised in Upstream principally relate to projects in Europe, triggered by lower production and lower forecast commodity price assumptions.
13. Impairment of property, plant and equipment, goodwill and other intangible assets continued
Impairment losses recognised in Exploration and production in 2024 of $783 million related to various assets in Integrated Gas ($543 million) and Upstream ($240 million). Impairments recognised in Integrated Gas mainly related to an asset located in Australia, triggered by factors including revised price, production and cost estimates. Impairment losses recognised in Upstream principally relate to projects in North America and Europe, triggered by portfolio choices.
Impairment losses recognised in Exploration and production in 2023 of $4,820 million related to various assets in Integrated Gas ($3,472 million) and Upstream ($1,348 million). Impairments recognised in Integrated Gas mainly related to an asset located in North America, triggered by a change in the discount rate applied, and a project in Australia, triggered by factors including revised production estimates and regulatory changes. Impairment losses recognised in Upstream principally relate to projects in North America, Nigeria and the UK triggered by factors including revised reserves estimates and portfolio choices.
Manufacturing, supply and distribution
Impairment losses recognised in Manufacturing, supply and distribution in 2025 of $686 million mainly related to additional capital expenditure on an already fully impaired refinery located in Europe and an energy and chemicals park located in Singapore, due to remeasurement of the fair value less costs of disposal, and to various other assets in Chemicals and Products.
Impairment losses recognised in Manufacturing, supply and distribution in 2024 of $1,278 million mainly related to an energy and chemicals park located in Singapore, due to remeasurement of the fair value less costs of disposal triggered by a sales agreement reached, and to various smaller assets in Chemicals and Products.
Impairment losses recognised in Manufacturing, supply and distribution in 2023 of $2,785 million mainly related to an energy and chemicals park located in Singapore in Chemicals and Products, triggered by lower expected chemical margins and associated with portfolio choices.
Other
Other impairment losses in 2025 of $1,232 million mainly related to impairments in Marketing ($1,073 million) and various smaller assets in all other segments. The impairment in Marketing principally relates to a biofuels facility located in the Netherlands, triggered by the decision not to restart construction of the planned biofuels facility at the Shell Energy and Chemicals Park.
Other impairment losses in 2024 of $1,612 million mainly related to impairments in Marketing ($1,518 million), assets in Renewables and Energy Solutions ($52 million) and various smaller assets in Integrated Gas, Upstream, and Chemicals and Products. The impairment in Marketing principally relates to a biofuels facility located in the Netherlands, triggered by a temporary pause of on-site construction work.
Other impairment losses in 2023 of $577 million related to various assets in Marketing ($292 million) and assets in Renewables and Energy Solutions mainly in Europe ($273 million).
Impairment reversals in 2024 of $333 million are mainly triggered by the reassessment of value in use in Renewables and Energy Solutions ($134 million) and divestments in Chemicals and Products ($114 million).
Impairment reversals in 2023 of $627 million were mainly triggered by the reassessment of fair value less costs of disposal in Integrated Gas
($325 million) and revised reserves estimates in Upstream ($203 million).
Sensitivities
The main sensitivities in relation to value in use impairment assessment are commodity price assumptions in Integrated Gas and Upstream, refining and chemical margins in Chemicals and Products, and discount rates in all segments.
Commodity price assumptions
A change of -10% or +10% in the commodity price assumptions over the entire cash flow projection period would ceteris paribus result in $7-10 billion in impairments or $2-5 billion in impairment reversal, respectively, in Integrated Gas and Upstream. In addition to the above, the recoverable value of certain assets (including the Adura JV, see Note 14) is determined by reference to fair value. The carrying amount of these assets reflect market participant assumptions and are hence less sensitive to the commodity price outlook per Shell's Operating Plan. A 10% lower oil price to the fair value of the Adura joint venture could lead, ceteris paribus, to a recoverable amount that would be up to $1 billion lower than its carrying value. Upon formation, the fair value of the Adura JV was determined using a long-term Brent price assumption of $70/b (RT 25).
Refining margins
Refining margins applied for impairment testing by reference to value in use are at an average of $9/bbl (20-year average). A change of -$1/bbl or +$1/bbl in long-term refining margins over the entire cash flow projection period would ceteris paribus result in up to $1.5 billion impairments or no impairment reversal, respectively, in Chemicals and Products.
Chemical margins
Chemical margins applied for impairment testing by reference to value in use are at an average of $299.5/tonne (20-year average). A change of -$30/tonne or +$30/tonne in long-term chemical margins over the entire cash flow projection period would ceteris paribus result in up to
$0.5 billion in impairments or no impairment reversal, respectively, in Chemicals and Products.
13. Impairment of property, plant and equipment, goodwill and other intangible assets continued
Discount rates
A change of +1% in the discount rate would ceteris paribus result in $3-6 billion in impairments in Integrated Gas and Upstream, up to $2 billion in Chemicals and Products, up to $1 billion in Marketing and would have no significant impact in other segments.
Where applicable, the above sensitivities include impairment charges that would arise in respect of associates and joint ventures. Where carrying values have been supported by reference to fair value less costs of disposal, recoverable amounts are less sensitive to Shell's planning assumptions. This is on the basis that key assumptions (including discount rates and commodity prices) have been adjusted to reflect those used by market participants.
In calculating recoverable value, key assumptions are not determined in isolation to ensure relevant interdependencies are appropriately reflected. In particular, management considers the relationship between discount rates, forecast commodity prices and cash flow risking to ensure impairment testing assumptions result in an implicit expected return that is balanced and appropriate for the asset under review. Each of the sensitivities described above has been tested under a ceteris paribus assumption where all other factors remain unchanged, and as such does not reflect the potential offsetting effects of corresponding changes in other assumptions.